LEASE AGREEMENT

Number: 06

-12:00 PM WIB (twelve PM Indonesian Time). -------

-On this day, Thursday, the 26th (twenty-sixth) of January 2023 (two thousand twenty-three). ----------------

-Before me, **NURAADI AFANDI**, Bachelor *of Law*, Master of Notary Public, Notary in Klaten, in the presence of witnesses known to me, the Notary, whose names will be mentioned at the end of this deed: -----------------

I. **Mr. SALIM PODIONO**, place and date of birth: [redacted] (1) [redacted], Indonesian citizen, entrepreneur, residing in [redacted], holder of Identity Card (KTP) number: [redacted]. ----------And to perform legal actions according to this deed, he has obtained the consent of his wife, namely: ----[redacted], place and date of birth, [redacted], an Indonesian citizen, homemaker, residing with her husband as mentioned above, holder of Identity Card (KTP) number: [redacted]. -------------------------

- Both are currently residing in Klaten, --------------
- The lessor, hereinafter referred to as: --------------

----------------------" **FIRST PARTY** "--------------------

II. **Mrs. LIU LUSI**, place and date of birth, Singkawang, [redacted] (1) [redacted] Indonesian citizen, homemaker, residing at [redacted], holder of Identity Card (KTP) number: [redacted]

(1) Confidential personal information has been redacted.

Timur, Pademangan District, North Jakarta, holder of Identity Card (KTP) number: [redacted].----- (1)

- as the director of the company.

- Currently residing in Klaten ----------------According to their statement, they act successively as Directors of and therefore on behalf of and legally represent the limited liability company PT. ULTRATREX MACHINERY INDONESIA.

- The Lessee Hereinafter referred to as: --------------------

--------------------" SECOND PARTY "--------------------------

I, the Notary, know the parties appearing before me.---------

--------The Parties appearing before me, acting for themselves and in their aforementioned positions, first notify and explain as follows

That the first party, as the owner and legal holder of rights to a plot of land located in Central Java Province, Klaten Regency, Ceper District, Jombor Village RT.01/RW.01, Jl.Jombor-Pokak,----------as stated in the certificates

1. Land Ownership Number 39/Jombor, with an area of 2070m2---------(two thousand seventy square meters), in the name of SALIM **PODIONO:**---
2. Land Ownership Number 1203/Jombor, with an area of 1352 m2; ----------(one thousand three hundred fifty-two square meters), in the name of SALIM **PODIONO:**------------------------------------
3. Land Ownership Number 1204/Jombor, with ~~an~~ area of 679 m2 -----------(six hundred seventy-nine square meters), in the name of SALIM **PODIONO:**------------------------------------
4. C Village Number, covering an area of 2075 m2 (two thousand seventy-five square meters), in the name of SALIM PODIONO:--------------
5. Ownership Number 910/Jombor, with an area of 2070 m2 -----------(two thousand seventy square meters), in the name of SALIM **PODIONO:**---

(1) Confidential personal information has been redacted.

6. Ownership Number 342/Jombor, covering an area of 2070 M2 -----------(two thousand seventy square meters), on behalf of ----SALIM **PODIONO:**--

7. Land Plot Number 1558/Jombor, with an area of 1031 M2 ----------(one thousand thirty-one square meters), in the name of ----SALIM - -

8. Land Plot No. 1559/Jombor, with an area of 988 M2 ---------(nine hundred eighty-eight square meters), in the name of SALIM PODIONO:-----------------------------

9. Land Ownership Number 701/Jombor, with an area of 1975 M2 -----------(one thousand nine hundred seventy-five square meters), in the name of SALIM PODIONO:---------------------------

10. Land Parcel Number 1426/Jombor, with an area of 1089 M2-----(one thousand eight hundred and ninety square meters), in the name of SALIM PODIONO:--

11. Shelf No. 1427/Jombor, with an area of 707 M2 ------(seven hundred and seven square meters), in the name of SALIM PODIONO:---

12. Warehouse Number 810/Jombor, with an area of 1275 M2; ------(one thousand two hundred seventy-five square meters), in the name of SALIM **PODIONO:**------------------------------------

13. Shelf No. 1407/Jombor, measuring 1126 M2(one thousand one hundred twenty-six square meters), registered under the name SALIM **PODIONO:**------------------------------------

14. Land owned by No. 1408/Jombor, with an area of 554 m² (five hundred and fifty-four square meters), in the name of SALIM **PODIONO:**---

15. Land owned by No. 345/Jombor, with an area of 1,755 m² (one thousand seven hundred fifty-five square meters), in the name of SALIM **PODIONO:**------------------------------------ of all of the above, which is leased with an area of í

2,963 m² (approximately two thousand nine hundred sixty-three square meters)

-that the first party declares that it will lease its land and buildings as mentioned above to the second party, which also declares that it will lease from the first party

pertama;--

-That everything leased has been properly acknowledged by the second party so that it is not necessary to elaborate further in this deed;-------------

-Furthermore, the parties acting in their respective capacities as stated above, declare that this lease agreement is made with the following terms and conditions:--------------------------------------

------------------------Article **1.**----------------------------

-This Lease Agreement is entered into for a period of 5 **(five)** years, starting from **January 1, 2023 (01-01-2023)** and **will** therefore **expire //**on December 31, 2027 (31-12-2027). By mutual agreement of both parties, this lease agreement may be extended under terms and conditions to be determined later.

-The lessee may extend the lease term, at the agreed rental rate and under the terms and conditions agreed upon by both parties. If the lessee wishes to extend the lease term, the lessee must notify the owner no later than 20 (thirty) days before the expiration date of this agreement. Payment for the lease extension must be made by the tenant no later than 15 (fifteen) days before the end of the agreement. **ini.**----------------------------------

- Overstay will incur a fee of IDR 15,000,000 (fifteen million rupiah) per day, for a maximum of 7 (seven) calendar days from the date of expiration of the lease period. After that, the owner has the legal right to vacate the land without further notice. ------

2.--------------------------

This lease agreement is subject to the following terms and conditions:

1. For a lease term of 5 (five) years starting from **January 1, 2023 (01-01-2023)** to December 31, 2027 (31-12-2027) the lease price is set at Rp.2,222,222,222 (two billion two hundred twenty-two million two hundred twenty-two thousand two hundred twenty-two rupiah) per year.
2. Rent payments are made annually, at the beginning of each year.
3. Specifically, the first year's payment will be made after the Lessee's bank account has been opened and is effective.---------------------------------------

A separate receipt (proof of payment) will be issued for each payment. ----------------------

-------------------------Pasal 3.--------------------------

The Second Party shall use the leased building for the purposes of PT. ULTRATREX MACHINERY INDONESIA as stated above, provided that such use does not conflict with customs, morals, laws and regulations in force, does not disturb the surrounding environment, and is not permitted for other purposes.

If the lease period as referred to in Article 1 has not yet expired and the second party wishes to terminate the lease for any reason, the second party is not permitted to transfer and/or assign this lease to another party without the prior written consent of the first party. --In the event that the second party violates the provisions of this article, the first party has the right to unilaterally

immediately and instantly terminate this lease agreement, with the rent paid by the second party remaining the property of the first party and not subject to any claim for refund.

-------------------------- **Pasal 5** --------------------------

The first party has the right to terminate this lease if the second party, for any reason, uses the leased building for other purposes, and in this case, the rent paid by the second party remains the property of the first party and cannot be reclaimed.

The second party is obliged to properly maintain and care for the leased building, so that any minor damage is repaired immediately.

All costs for repairing such damage shall be borne entirely by the second party, except for major damage caused by circumstances beyond human control, as well as demolition and/or reconstruction required by the competent authorities, which shall be borne by the first party. --------

Article 7

During the term of this lease agreement, the fees set by the local community and the land and building tax (PBB) for the above lease period shall be paid and borne by the second party.-----------The second party guarantees to the first party that at the time this lease agreement ends, there will be no arrears on any accounts or fees that must be paid by the second party according to the provisions of this article.

Article 8

If this lease agreement ends because the term of validity has expired or for other reasons

including the reasons mentioned in Article 4 above, the second party is obliged to immediately surrender the leased building to the first party in a vacant condition, free of all occupants and belongings of the second party, and in good condition in accordance with the obligations of the lessee as referred to in Article 6. ------------

Article 9

With the prior consent of the first party, the second party is permitted to modify and/or make additions to the leased building as long as it is deemed necessary and all costs are borne entirely by the second party. ------In such a case, the permanent additions are the property of the first party.

The second party is required to comply with and obey all regulations from the authorities regarding building leases, fees imposed by the local government, and fully guarantee that the first party will not receive any warnings from the authorities in this regard.

-------------------------**Pasal** 11

The first party guarantees that the leased property is its property and is not subject to any boundary disputes or ownership rights disputes, has never been transferred or leased to another party, and is not subject to any debt guarantees, so that the second party is exempt from any claims or lawsuits if, at a later date, claims arise from any party who feels they have prior ownership and/or rights to what the first party has leased to the second party. -

-------------------------**Pasal** 12

Taxes and other costs arising from the lease under this deed, as well as the costs of this deed, shall be borne and paid by the second party. -------------------------

Anything that is not regulated or insufficiently regulated in this deed shall be resolved by the parties through family deliberation, guided by the provisions and contents of the lease agreement in accordance with this deed.

-If the owner cancels this agreement, the owner must refund the prepaid rent for the remaining lease period plus a penalty.

-If the tenant cancels this agreement, the prepaid rent will not be refunded. --------------------

-Any unresolved issues/questions arising from this agreement shall be resolved through deliberation and consensus. If no agreement is reached, both parties agree to settle the dispute at the Klaten District Court.

-Regarding this lease agreement and all its consequences, the parties choose the general and permanent legal domicile (residence) at the office of the District Court of Klaten.

-------------------DEMIKIANLAH DEED INI--------------------

-Made and executed in Klaten, on the day and date stated at the beginning of this deed, in the presence of:----

1. **Ms. TRI WARYU NIWGSIH,** born in Boyolali on [redacted] (1) residing in [redacted]. Holder of Identity Card Number. [redacted]
2. **Ms. CAHYA WAHMI UTAMI** was born in Klaten on [redacted]

(1) Confidential personal information has been redacted.

[redacted] an Indonesian citizen, residing in [redacted] (1)
[redacted], holder of Identity Card Number

Both are employees of the Notary Office and reside in Klaten, acting as witnesses.-------------------------------

-Immediately after this deed was read by me, the Notary, to the parties and witnesses, this deed was signed by the parties, witnesses, and me, the Notary.---

-Conducted without changes.---------------------

-provided as a copy that is identical in letter and sound. --

Notary in Klaten

NURHADI AFANDI, SH., MKn

(1) Confidential personal information has been redacted.

---------------- PERJANJIAN SEWA MENYEWA -------------------

------------------------ **Nomor :06** ---------------------------

-Pukul 12.00 WIB (duabelas Waktu Indonesia Barat). -------

-Pada hari ini, Kamis, tanggal 26 (duapuluh enam) bulan Januari tahun 2023(duaribu duapuluh tiga). ----------------

-Menghadap kepada saya, **NURHADI AFANDI,** Sarjana Hukum, Magister Kenotariatan Notaris di Klaten, dengan dihadiri oleh saksi-saksi yang saya, Notaris kenal dan nama-namanya akan disebut pada bagian akhir akta ini : -----------------

I. Tuan SALIM PODIONO, tempat dan tanggal lahir,Medan, limabelas maret seribu sembilanratus enampuluh Sembilan (15-03-1969), [redacted] Pemegang kartu Tanda Penduduk (KTP)nomor : [redacted] ----------
Dan untuk melakukan perbuatan hukum menurut akta ini telah memperoleh persetujuan dari istrinya, yaitu : ----
[redacted], tempat dan tanggal lahir, [redacted] Warga Negara Indonesia, Mengurus Rumah Tangga, bertempat tinggal bersama dengan suaminya tersebut diatas, Pemegang kartu Tanda Penduduk (KTP)nomor : [redacted] -------------------------

- Keduanya untuk sementara berada di Klaten, --------------

- Yang menyewakan, untuk selanjutnya disebut :-------------

----------------------" **PIHAK PERTAMA** "--------------------

II. Nyonya LIU LUSI, tempat dan tanggal lahir, Singkawang, [redacted] Warga Negara Indonesia, Mengurus Rumah Tangga, [redacted]

[redacted] Pemegang Kartu Tanda Penduduk (KTP) nomor [redacted]----

- selaku direktur perseroan. --------------------------

- untuk sementara sedang berada di Klaten ---------------

- Menurut keterangannya mereka dalam hal ini bertindak berturut-turut selaku Direktur dari dan karena itu untuk dan atas nama serta sah mewakili perseroan terbatas PT. ULTRATREX MACHINERY INDONESIA. ------------------------

- Penyewa, Untuk selanjutnya disebut :--------------------

-------------------" **PIHAK KEDUA** "-------------------------

Para penghadap telah saya, Notaris, kenal.-----------------

Para Penghadap yang bertindak untuk diri sendiri dan dalam jabatannya tersebut diatas terlebih dahulu memberitahukan dan menerangkan sebagai berikut :-------------------------

- Bahwa penghadap pihak pertama selaku pemilik dan pemegang hak yang sah atas sebuah Tanah yang terletak di Propinsi Jawa Tengah, Kabupaten Klaten, Kecamatan Ceper, Kelurahan Jombor RT.01/RW.01, Jl.Jombor-Pokak,---------- sebagaimana tersebut dalam sertipikat-sertipikat :------
  1. **Hak Milik Nomor 39/Jombor**, seluas **2070 M2** ----------- **(duaribu tujuhpuluh meter persegi)**, atas nama -------- **SALIM PODIONO**:--
  2. **Hak Milik Nomor 1203/Jombor**, seluas **1352 M2** ---------- **(seribu tigaratus limapuluh dua meter persegi)**, atas nama **SALIM PODIONO**:-----------------------------------
  3. **Hak Milik Nomor 1204/Jombor**, seluas **679 M2** ----------- **(enamratus tujuhpuluh sembilan meter persegi)**, atas nama **SALIM PODIONO**:-----------------------------------
  4. **C Desa Nomor**, seluas **2075 M2 (duaribu tujuhpuluh lima meter persegi)**, atas nama **SALIM PODIONO**:--------------
  5. **Hak Milik Nomor 910/Jombor**, seluas **2070 M2** ----------- **(duaribu tujuhpuluh meter persegi)**, atas nama ---- **SALIM PODIONO**:---

6. **Hak Milik Nomor 342/Jombor**, seluas **2070 M2** ----------- **(duaribu tujuhpuluh meter persegi)**, atas nama ---- **SALIM PODIONO**:--------------------------------------
7. **Hak Milik Nomor 1558/Jombor**, seluas **1031 M2** ---------- **(seribu tigapuluh satu meter persegi)**, atas nama ---- **SALIM PODIONO**:--------------------------------------
8. **Hak Milik Nomor 1559/Jombor**, seluas **988 M2** ----------- **(sembilanratus delapanpuluh delapan meter persegi)**, atas nama **SALIM PODIONO**:-----------------------------
9. **Hak Milik Nomor 701/Jombor**, seluas **1975 M2** ----------- **(seribu sembilanratus tujuhpuluh lima meter persegi)**, atas nama **SALIM PODIONO**:---------------------------
10. **Hak Milik Nomor 1426/Jombor**, seluas **1089 M2** ----- **(seribu delapanpuluh sembilan meter persegi)**, atas nama **SALIM PODIONO**:---------------------------------
11. **Hak Milik Nomor 1427/Jombor**, seluas **707 M2** ------ **(tujuhratus tujuh meter persegi)**, atas nama **SALIM PODIONO**:---
12. **Hak Milik Nomor 810/Jombor**, seluas **1275 M2** ------ **(seribu duaratus tujuhpuluh lima meter persegi)**, atas nama **SALIM PODIONO**:---------------------------------
13. **Hak Milik Nomor 1407/Jombor**, seluas **1126 M2** ----- **(seribu seratus duapuluh enam meter persegi)**, atas nama **SALIM PODIONO**:---------------------------------
14. **Hak Milik Nomor 1408/Jombor**, seluas **554 M2** ------ **(limaratus limapuluh empat meter persegi)**, atas nama **SALIM PODIONO**:--------------------------------------
15. **Hak Milik Nomor 345/Jombor**, seluas **1755 M2** ------ **(seribu tujuhratus limapuluh lima meter persegi)**, atas nama **SALIM PODIONO**:---------------------------------

- dari semua yang tersebut diatas yang disewa seluas **± 2.963 M2 (lebih kurang duaribu sembilanratus enampuluh tiga meter persegi)**. -------------------------------

-bahwa pihak pertama menyatakan akan menyewa tanah dan bangunan miliknya sebagaimana tersebut diatas kepada pihak kedua yang menyatakan pula akan menyewa dari pihak pertama;---

-Bahwa segala sesuatu yang disewakan tersebut telah diketahui dengan baik oleh pihak kedua sehingga tidak perlu diuraikan lebih lanjut dalam akta ini;-------------

-Selanjutnya para pihak yang bertindak dalam kedudukannya tersebut diatas, menerangkan perjanjian sewa menyewa ini diadakan dengan ketentuan-ketentuan dan syarat-syarat sebagai berikut:---

----------------------**Pasal 1.**--------------------------

-Perjanjian Sewa Menyewa ini diadakan untuk jangka waktu **5 (lima)** tahun lamanya, terhitung mulai tanggal **satu Januari duaribu duapuluh tiga (01-01-2023)** sehingga dengan demikian **akan berhenti dan berakhir pada** tanggal tigapuluh satu Desember duaribu duapuluh tujuh (31-12-2027) atas kesepakatan keduabelah pihak perjanjian sewa menyewa ini dapat diperpanjang dengan ketentuan dan syarat-syarat yang akan ditentukan kemudian. --------------------------------

-penyewa dapat memperpanjang masa sewa, dengan tarif sewa dan dengan syarat dan ketentuan yang disepakati oleh kedua belah pihak. Jika penyewa berkeinginan untuk memperpanjang masa sewa, penyewa harus memberitahukan pemilik selambat-lambatnya 30 (tigapuluh) hari sebelum tanggal berakhirnya perjanjian ini. Pembayaran perpanjangan sewa harus dibayar oleh penyewa paling lambat 15 (limabelas) hari sebelum berakhirnya perjanjian ini.---------------------------------

-over stay akan dikenakan biaya sebesar Rp.15.000.000,- (limabelas juta rupiah) per hari, paling lama 7 (tujuh) hari kalender terhitung sejak tanggal berakhirnya masa sewa. Setelah itu, pemilik memiliki hak hukum untuk mengosongkan lahan tanpa pemberitahuan lebih lanjut. ------

--------------------------**Pasal 2.**--------------------------

Sewa menyewa ini dilakukan dengan ketentuan sebagai ------- berikut :---

1. Untuk masa sewa 5 (lima) tahun terhitung mulai tanggal **satu Januari duaribu duapuluh tiga (01-01-2023)** sampai dengan tanggal tigapuluh satu Desember duaribu duapuluh tujuh (31-12-2027) harga sewa ditetapkan sebesar Rp.2.222.222.222 (dua miliar duaratus duapuluh dua juta duaratus duapuluh duaribu duaratus duapuluh dua rupiah) per tahun.-----------------------------------
2. Pembayaran sewa dibayar secara tahunan, setiap awal tahun berjalan.--
3. Khusus untuk pembayaran tahun pertama akan dilakukan setelah embukaan rekening Bank Penyewa selesai dan sudah efektif.---

Untuk masing-masing pembayaran akan dibuatkan kwitansi (tanda penerimaan uang) tersendiri. -----------------------

--------------------------**Pasal 3.**--------------------------

Pihak Kedua akan mempergunakan bangunan yang disewa untuk keperluan PT. ULTRATREX MACHINERY INDONESIA tersebut diatas, kesemuanya itu asalkan tidak bertentangan dengan adat kebiasaan, kesusilaan hukum dan peraturan perundang-undangan yang berlaku serta tidak menganggu lingkungan disekelilingnya serta tidak diperkenankan mempergunakan untuk tujuan lain. ---------------------------------------

--------------------------**Pasal 4** --------------------------

Apabila jangka waktu sewa sebagaimana tersebut pasal 1 belum berakhir dan pihak kedua karena sesuatu sebab apapun hendak mengakhiri sewa tersebut, maka pihak kedua dengan cara apapun tidak diperbolehkan untuk mengalihkan dan/atau memindahkan hak sewa ini kepada pihak lain tanpa persetujuan tertulis terlebih dahulu dari pihak pertama. -- Dalam hal ini pihak kedua melanggar ketentuan pasal ini, maka pihak pertama berhak untuk secara sepihak dengan

segera dan seketika itu juga membatalkan perjanjian sewa menyewa ini dari uang sewa yang telah dibayar oleh pihak kedua tetap menjadi milik pihak pertama dan tidak dapat dituntut kembali.---

--------------------- **Pasal 5** -------------------------

Pihak pertama berhak untuk menghentikan sewa menyewa ini apabila pihak kedua karena sebab apapun mempergunakan bangunan yang disewa untuk tujuan lain dan atas hal tersebut uang sewa yang telah dibayar oleh pihak kedua tetap menjadi milik pihak pertama dan tidak dapat dituntut kembali. --

-------------------------**Pasal 6** -------------------------

Pihak kedua wajib untuk memelihara dan merawat bangunan yang disewanya ini dengan baik, sehingga apabila terdapat kerusakan-kerusakan kecil segera membetulkannya. ----------

Segala biaya untuk membetulkan kerusakan-kerusakan itu merupakan tanggungan sepenuhnya pihak kedua, kecuali kerusakan-kerusakan besar yang ditimbulkan karena hal-hal yang diluar kekuasaan manusia, demikian pula pembongkaran dan/atau perombakan yang diharuskan oleh peraturan yang berwenang adalah menjadi tanggungan pihak pertama. --------

----------------------- **Pasal 7** -----------------------

Selama perjanjian sewa menyewa ini berlangsung, iuran-iuran yang ditetapkan oleh lingkungan setempat serta pajak bumi dan bangunan (PBB) selama jangka waktu sewa tersebut diatas akan dibayar dan menjadi tanggungan pihak kedua.-----------

Pihak kedua menjamin kepada pihak pertama bahwa pada waktu perjanjian sewa menyewa ini berakhir tidak akan ada tunggakan apapun atas rekening atau iuran yang harus dibayar pihak kedua yang harus dibayar pihak kedua menurut ketentuan pasal ini. -------------------------------------

----------------------- **Pasal 8** -----------------------

Apabila perjanjian sewa menyewa ini berakhir karena jangka waktu berlakunya telah habis atau karena sebab-sebab lain

termasuk pula sebab yang disebutkan dalam pasal 4 diatas, maka pihak kedua wajib untuk dengan segera menyerahkan bangunan yang disewanya kepada pihak pertama dalam keadaan kosong dari segenap penghunian dan barang-barang milik pihak kedua dan dalam keadaan baik sesuai dengan kewajiban penyewa sebagaimana dimaksudkan dalam pasal 6. ------------

------------------------ **Pasal 9** ------------------------

Dengan persetujuan terlebih dahulu dari pihak pertama, pihak kedua diperbolehkan untuk mengubah dan/atau mengadakan penambahan-penambahan pada bangunan yang disewanya sepanjang hal itu dianggap perlu dan segala biaya-biaya ditanggung sepenuhnya oleh pihak kedua. ------

Dalam hal demikian maka yang dibangun sebagai penambahan yang sifatnya permanen merupakan hak milik pihak pertama.--

-------------------------- **Pasal 10** -----------------------

Pihak kedua diwajibkan menjalankan dan mentaati segala peraturan dari yang berwajib mengenai sewa menyewa bangunan, iuran-iuran yang dikenakan oleh pemerintah daerah setempat dan menjamin sepenuhnya bahwa pihak pertama tentang hal itu tidak akan mendapat teguran dari pihak yang berwajib. --

-------------------------- **Pasal 11** -----------------------

Pihak pertama menjamin bahwa apa yang disewakan adalah miliknya tidak sedang dalam sengketa bail batas-batas maupun hak kepemilikannya, belum pernah dialihkan hak kepemilikannya maupun disewakan kepada pihak lain serta tidak dalam jaminan suatu hutang sehingga pihak kedua dibebaskan dari segala tuntutan maupun gugatan apabila dikelak kemudian hari timbul tuntutan dari pihak manapun yang merasa memiliki dan/atau mempunyai hak terlebih dahulu atas apa yang disewakan pihak pertama kepada pihak kedua. -

-------------------------- **Pasal 12** -----------------------

Pajak-pajak dan biaya-biaya lain yang timbul dari adanya sewa menyewa menurut akta ini serta biaya akta ini menjadi beban dan pembayaran pihak kedua. -------------------------

-------------------------**Pasal 13** -------------------------

Segala sesuatu yang belum diatur atau belum cukup diatur dalam akta ini akan diselesaikan oleh para pihak secara musyawarah kekeluargaan dengan berpedoman pada ketentuan-ketentuan dan isi dari perjanjian sewa menyewa menurut akta ini. ---

-------------------------**Pasal 14** -------------------------

-jika pemilik membatalkan perjanjian ini, pemilik harus mengembalikan harga sewa dibayar dimuka untuk sisa masa sewa ditambah denda. ---------------------------------------

-jika penyewa yang membatalkan perjanjian ini, maka harga sewa prabayar tidak akan dikembalikan. --------------------

-setiap masalah/pertanyaan yang belum terselesaikan yang timbul dari perjanjian ini akan diselesaikan dengan cara musyawarah dan mufakat. Jika tidak tercapai kesepakatan, kedua belah pihak sepakat untuk menyelesaikan perselisihan tersebut di Pengadilan Negeri Klaten----------------------

-Mengenai perjanjian sewa menyewa ini dengan segala akibatnya, para pihak memilih tempat kediaman hukum yang umum dan tetap (domisili) pada kantor Kepaniteraan Pengadilan Negeri Klaten. ---------------------------------

--------------------**DEMIKIANLAH AKTA INI**--------------------

-Dibuat dan diselesaikan di Klaten, pada hari dan tanggal tersebut pada bagian awal akta ini dengan hadiri oleh :----

1. **Nn. TRI WAHYU NINGSIH,** lahir di Boyolali, pada tanggal [redacted] bertempat tinggal di [redacted] Pemegang Kartu Tanda Penduduk Nomor [redacted] -----------------
2. **Nn. CAHYA WAHYU UTAMI** lahir di Klaten pada tanggal [redacted]

[redacted] Warga Negara Indonesia, tinggal di [redacted]

Tanda Penduduk Nomor [redacted] ------------------

Keduanya pegawai kantor Notaris dan bertempat tinggal di Klaten, sebagai saksi-saksi.-------------------------------

-Segera setelah akta ini dibacakan oleh saya, Notaris kepada para penghadap dan saksi-saksi, maka akta ini ditanda tangani oleh para penghadap, saksi-saksi dan saya , Notaris.--

-Dilangsungkan dengan tanpa perubahan.---------------------

-diberikan sebagai salinan yang sama huruf dan bunyinya. --

Notaris di Klaten

[redacted]

NURHADI AFANDI, SH., MKn